Exhibit (a)(1)(ii)

                              LETTER OF TRANSMITTAL

                TO ACCOMPANY COMMON SHARES OF BENEFICIAL INTEREST

                                       OF

  MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND (MZF)

                  TENDERED PURSUANT TO THE OFFER TO REPURCHASE
                             DATED FEBRUARY 11, 2010

       THE OFFER TO REPURCHASE WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON
                  MARCH 12, 2010, UNLESS THE OFFER IS EXTENDED

                        The Depositary for the Offer is:
                         BNY MELLON SHAREOWNER SERVICES

                                                By Registered, Certified or Express Mail,
          By First Class Mail:                        Overnight Courier or by Hand:


     BNY Mellon Shareowner Services                   BNY Mellon Shareowner Services
Attn: Corporate Actions Dept., 27th Floor       Attn: Corporate Actions Dept., 27th Floor
           P.O. Box 3301                               480 Washington Boulevard South
         Hackensack, NJ 07606                             Jersey City, NJ 07310

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE SHOWN
    ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED AND COMPLETE AN IRS FORM W-9 (OR,
  IN THE CASE OF A NON-U.S. PERSON, THE APPROPRIATE TYPE OF IRS FORM W-8). THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY
                BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

-------------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF COMMON SHARES TENDERED
------------------------------------------------------------ ------------------------------------------------------------
                NAME(S) AND ADDRESS(ES) OF
                   REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON                   COMMON SHARES TENDERED(***)
                  SHARE CERTIFICATE(S).)                           (PLEASE ATTACHED ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------ ------------------ --------------------- -------------------
                                                                                  TOTAL NUMBER OF
                                                                                   COMMON SHARES
                                                                  SHARE            REPRESENTED BY      NUMBER OF COMMON
                                                                CERTIFICATE            SHARE                SHARES
                                                               NUMBER(S)(*)      CERTIFICATE(S)(*)       TENDERED(**)
------------------------------------------------------------ ------------------ --------------------- -------------------

------------------------------------------------------------ ------------------ --------------------- -------------------

------------------------------------------------------------ ------------------ --------------------- -------------------

------------------------------------------------------------ ------------------ --------------------- -------------------

------------------------------------------------------------ ---------------------------------------- -------------------
                                                             TOTAL COMMON SHARES TENDER:
-------------------------------------------------------------------------------------------------------------------------
*    NEED NOT BE COMPLETED BY SHAREHOLDERS WHO TENDER COMMON SHARES BY
     BOOK-ENTRY TRANSFER.

**   UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL COMMON SHARES
     EVIDENCED BY ANY CERTIFICATES DELIVERED TO THE DEPOSITARY ARE BEING
     TENDERED. SEE INSTRUCTION 5.

***  IF THE COMMON SHARES BEING TENDERED ARE HELD BY THE PLAN AGENT PURSUANT TO
     THE FUND'S DIVIDEND REINVESTMENT PLAN, SHAREHOLDERS SHOULD SO INDICATE ON
     PAGE 5.
--------------------------------------------------------------------------------


| | I HAVE LOST MY CERTIFICATE(S) FOR COMMON SHARES AND REQUIRE ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). SEE INSTRUCTION 3.

       THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE PARTICIPATING SHAREHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. TIMELY DELIVERY IS A CONDITION PRECEDENT TO ACCEPTANCE OF COMMON SHARES FOR REPURCHASE AND TO TRANSFER OF CASH TO PARTICIPATING SHAREHOLDERS PURSUANT TO THE OFFER.

       This Letter of Transmittal is to be used: (a) if certificates for Common Shares (as defined below) are to be forwarded herewith; (b) if uncertificated Common Shares held by the Fund's Plan Agent (as defined below) pursuant to the Fund's Dividend Reinvestment Plan are to be tendered; or (c) if tenders are to be made by book-entry transfer with The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedure set forth in Section 4, "Procedures for Tendering Common Shares for Repurchase," of the Fund's Offer to Repurchase, dated February 11, 2010 (the "Offer to Repurchase"). Shareholders whose certificates are not immediately available or who cannot deliver certificates for Common Shares (other than uncertificated Common Shares held by the Plan Agent pursuant to the Fund's Dividend Reinvestment Plan) or confirmation of the book-entry transfer of their Common Shares made with the Book-Entry Transfer Facility and all other documents required hereby to the Depositary prior to the Expiration Date (as defined below) may nevertheless tender their Common Shares according to the guaranteed delivery procedures set forth in Section 4, "Procedures for Tendering Common Shares for Repurchase," of the Offer to Repurchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

| | CHECK HERE IF TENDERED COMMON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
       FOLLOWING:

Name of Tendering Institution:
                                ------------------------------------------------

Account Number:
                ----------------------------------------------------------------

Transaction Code Number:
                         -------------------------------------------------------

If the tendered Common Shares are being tendered by a nominee holder on behalf of its customers, please state the number of customer accounts for whose benefit the tender is made:
                   -------------------------------------------------------------

| | CHECK HERE IF CERTIFICATES FOR TENDERED COMMON SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):
                                ------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                    ----------------------------

Name of Institution That Guaranteed Delivery:
                                              ----------------------------------

Account Number (If delivered by book-entry transfer):
                                                     ---------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, a diversified, closed-end management investment company, organized as a Delaware statutory trust (the "Fund"), shares of the Fund's common shares, par value $0.001 per share (the "Common Shares") described below, in exchange for cash, at a price equal to 98% of the net asset value ("NAV") per Common Share (the "Repurchase Price") determined as of the close of the regular trading session of the New York Stock Exchange (the "NYSE"), the principal market on which the Common Shares are traded, on the business day immediately following the Expiration Date, upon the terms and subject to the conditions set forth in the Offer to Repurchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The "Expiration Date" of the Offer is 5:00 p.m., Eastern time, on March 12, 2010, unless the Fund, in its sole discretion, extends the period the Offer is open, in which case "Expiration Date" will be the time and date on which the Offer, as so extended by the Fund, expires.

         Subject to, and effective upon, acceptance for payment of the Common Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all the Common Shares that are being tendered hereby and that are being accepted for repurchase pursuant to the Offer (and any and all dividends, distributions, other Common Shares or other securities or rights issued or issuable in respect of such Common Shares on or after the Expiration Date) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares and any such dividends, distributions, other Common Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (a) deliver certificates for such Common Shares (and any such other dividends, distributions, other Common Shares or securities or rights issued or issuable with respect to such Common Shares on or after the Expiration Date) or transfer ownership of such Common Shares (and any such other dividends, distributions, other Common Shares or securities or rights issued or issuable with respect to such Common Shares on or after the Expiration Date), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned's agent, of the Repurchase Price;
(b) present such Common Shares (and any such other dividends, distributions, other Common Shares or securities or rights issued or issuable with respect to such Common Shares on or after the Expiration Date) for transfer on the books of the Fund; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares (and any such other dividends, distributions, other Common Shares or securities or rights issued or issuable with respect to such Common Shares on or after the Expiration Date), all in accordance with the terms of the Offer.

         The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Common Shares (and any and all dividends, distributions, other Common Shares or other securities or rights issued or issuable in respect of such Common Shares on or after the Expiration Date); (b) when and to the extent the Fund accepts the Common Shares for repurchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) the undersigned is not an "affiliated person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund, and is not prohibited by the 1940 Act from tendering Common Shares to the Fund; (d) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the tendered Common Shares (and any and all dividends, distributions, other Common Shares or securities or rights issued or issuable in respect of such Common Shares on or after the Expiration Date); and
(e) the undersigned has read and agreed to all of the terms of the Offer.

         The undersigned understands that the Fund is not responsible for any errors or deficiencies in a submission and has no responsibility to notify shareholders of any deficiencies or errors in a submission.

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Common Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date in accordance with Section 5, "Withdrawal Rights," of the Offer to Repurchase. After the Expiration Date, tenders made pursuant to the Offer will be irrevocable except as provided in the Offer to Repurchase.

         The undersigned understands that the valid tender of Common Shares pursuant to any one of the procedures described in Section 4, "Procedures for Tendering Common Shares for Repurchase," of the Offer to Repurchase and in the Instructions hereto will, upon acceptance by the Fund for payment, constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

         The undersigned recognizes that, under the circumstances set forth in the Offer, the Fund may not be required to repurchase any of the Common Shares tendered hereby or may accept for repurchase fewer than all of the Common Shares tendered hereby.

         Unless otherwise indicated herein under "Special Payment Instructions," the undersigned requests: (a) the return of any certificates for Common Shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under "Description of Common Shares Tendered;" (b) unless otherwise indicated under "Special Delivery Instructions," the return of any certificates for Common Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Common Shares Tendered;" and (c) in the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, the return of such certificates to the person or persons so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Common Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Common Shares so tendered. The undersigned further recognizes that the Special Payment Instructions and the Special Delivery Instructions are not applicable to Common Shares tendered by book-entry transfer, nor to uncertificated Common Shares held by the Plan Agent pursuant to the Fund's Dividend Reinvestment Plan, which may be tendered hereby.

                           DIVIDEND REINVESTMENT PLAN

The undersigned tenders all uncertificated Common Shares that may be held in the name of the undersigned by the agent (the "Plan Agent") pursuant to the Fund's Dividend Reinvestment Plan.

| |    YES

| |    NO

Note: If you do not check either of the boxes above, uncertificated Common Shares, if any, held in the name of the undersigned by the Plan Agent pursuant to the Fund's Dividend Reinvestment Plan will NOT be tendered.

                                    ODD LOTS
                              (SEE INSTRUCTION 13)

This section is to be completed ONLY if Common Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of not more than 99 Common Shares. The undersigned either (check only one box):

| | Is the beneficial or record owner of an aggregate of not more than 99 Common Shares, all of which are being tendered; or

| | Is a broker, dealer, commercial bank, trust company or other nominee that: (a) is tendering for the beneficial owner(s) thereof Common Shares with respect to which it is the record holder; and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of not more than 99 Common Shares, and is tendering all of such Common Shares;

and, in either case, hereby represents that the above indicated information is true and correct as to the undersigned.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 9)

To be completed ONLY if certificates for Common Shares not tendered or not repurchased are to be issued in the name of and sent to someone other than the undersigned.

Issue Certificate to:

Name:
      --------------------------------------------------------------------------
                                 (Please Print)

Address:
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
                             (City, State, Zip Code)

             Complete Payer Form W-9 or appropriate type of Form W-8

         -----------------------------------------------------------------------
               (Taxpayer Identification (Social Security) Number)

                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 9)

To be completed ONLY if certificates for Common Shares not tendered or not repurchased are to be issued in the name of the undersigned, but sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail Certificate to:

Name:
      --------------------------------------------------------------------------
                                 (Please Print)

Address:
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
                            (City, State, Zip Code)




I hereby certify that the information above is correct and accurate and that I am the registered and authorized holder and signatory under such Shareholder Accounts.

I represent that none of the Fund, Cutwater Asset Management Corp., the Fund's investment adviser (the "Adviser"), Claymore Securities, Inc., the Fund's servicing agent (the "Servicing Agent"), BNY Mellon Shareowner Services, as information agent (the "Information Agent") or BNY Mellon Shareowner Services, as depositary (the "Depositary"), or any of their agents or representatives (collectively, the "Parties"), assumes any responsibility and/or liability for any errors or deficiencies regarding the Shareholder Account. In the event that the Nominee for my Shareholder Account does not accept for deposit into my Shareholder Account any cash for any reason whatsoever, none of the Parties will be held responsible.

Record Holder Name:
--------------------------------------------------------------------------------


Signature:
--------------------------------------------------------------------------------


Date:
--------------------------------------------------------------------------------



                                    SIGN HERE
              (IMPORTANT: COMPLETE AND SIGN A FORM W-9 OR FORM W-8)

(Signature(s) of Shareholder(s))

Dated:
      ------------------------------



(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Common Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.)

Name(s):
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
                                 (Please Print)

Capacity (Full Title):



Address:
           ---------------------------------------------------------------------
           ---------------------------------------------------------------------
           ---------------------------------------------------------------------
           City                        State                  Zip Code

Area Code and Telephone Number:
                               -------------------------------------------------

Employer Identification or Social Security Number:
                                                  ------------------------------


                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Authorized Signature(s):
                         -------------------------------------------------------

Name:
      --------------------------------------------------------------------------
                                 (Please Print)

Name of Firm:
             -------------------------------------------------------------------

Address:
           ---------------------------------------------------------------------
           ---------------------------------------------------------------------
           ---------------------------------------------------------------------
           City                        State                  Zip Code

Date:
       --------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. Signature Guarantees. All signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. An "Eligible Institution" is a firm which is a broker, dealer, commercial bank, credit union, savings association or other entity and which is a member in good standing of a stock transfer association's approved medallion program (such as STAMP, SEMP or MSP). See Instruction 6.

         2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only: (a) if certificates are to be forwarded herewith; (b) if uncertificated Common Shares held by the Transfer Agent pursuant to the Fund's Dividend Reinvestment Plan are to be tendered; or (c) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 4, "Procedures for Tendering Common Shares for Repurchase," of the Offer to Repurchase. Certificates for all physically tendered Common Shares, or confirmation of a book-entry transfer made with the Book-Entry Transfer Facility of Common Shares tendered by book-entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, and all other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to the Expiration Date. Shareholders whose certificates are not immediately available or who cannot deliver Common Shares and all other required documents to the Depositary prior to the Expiration Date, or whose Common Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer prior to the Expiration Date, may tender their Common Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, which must be received by the Depositary prior to the Expiration Date, and by otherwise complying with the guaranteed delivery procedures set forth in Section 4, "Procedures for Tendering Common Shares for Repurchase," of the Offer to Repurchase. Pursuant to such procedures, the certificates for all physically tendered Common Shares, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, and all other documents required by this Letter of Transmittal, must be received by the Depositary prior to 5:00 p.m., Eastern time, on the third NYSE trading day after the date of receipt by the Depositary of the Notice of Guaranteed Delivery, all as provided in Section 4, "Procedures for Tendering Common Shares for Repurchase," of the Offer to Repurchase.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES OF COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE PARTICIPATING SHAREHOLDER, AND EXCEPT AS OTHERWISE PROVIDED HEREIN, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. Shareholders have the responsibility to cause: (a) tender of their Common Shares for repurchase (in proper certificated or uncertificated form);
(b) the timely delivery of a properly completed Letter of Transmittal (or a copy or facsimile thereof) (including original signature(s) and the original of any required signature guarantee(s)); and (c) the timely delivery of all other documents required by the Letter of Transmittal. Timely delivery is a condition precedent to acceptance of Common Shares for repurchase and to payment of cash pursuant to the Offer.

         No alternative, conditional or contingent tenders will be accepted. All participating shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for repurchase of Common Shares.

         3. Lost Certificates. In the event that any shareholder is unable to deliver to the Depositary the certificate(s) representing his, her or its Common Shares due to the loss or destruction of such certificate(s), such fact should be indicated on the face of this Letter of Transmittal. In such case, the shareholder should also contact The Bank of New York Mellon, the Fund's transfer agent (the "Transfer Agent"), at (866) 488-3559, between the hours of 8:00 a.m. and 8:00 p.m., Eastern time, to report the lost or destroyed certificates. The Transfer Agent will forward additional documentation which such shareholder must complete in order to effectively surrender such lost or destroyed certificate(s) (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed certificates, but surrenders hereunder regarding such lost or destroyed certificates will be processed only after such documentation has been submitted to and approved by the Transfer Agent.

         4. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or number of Common Shares should be listed on a separate signed schedule attached hereto.

         5. Partial Tenders and Unpurchased Common Shares. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the Common Shares evidenced by any certificate submitted are to be tendered, fill in the number of Common Shares which are to be tendered in the column entitled "Number of Common Shares Tendered" under the "Description of Common Shares Tendered" section. In such case, either a new certificate for the remainder of the Common Shares evidenced by the old certificate(s) or book-entry shares will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes in this Letter of Transmittal, as soon as practicable after the Expiration Date. All Common Shares represented by certificates listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

         6. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

         (a) If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond exactly with the name(s) on the face of the certificates.

         (b) If any tendered Common Shares are held of record by two or more joint holders, ALL such holders must sign this Letter of Transmittal.

         (c) If any tendered Common Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of certificates.

         (d) If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or the certificates for Common Shares not tendered or repurchased are to be issued, to a person other than the registered holder(s), in which case the endorsements or signatures on the stock powers, as the case may be, must be signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

         (f) If this Letter of Transmittal is signed by a person(s) other than the registered holder(s) of the certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates of stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         7. U.S. Securities Transfer Taxes. No U.S. securities transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal. If (in the circumstances permitted by the Fund's Offer to Repurchase) Common Shares not tendered or not repurchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any U.S. securities transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the repurchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

         8. Tender of More than 1,190,339 Common Shares. If more than 1,190,339 Common Shares are duly tendered pursuant to the Offer (and not timely withdrawn as provided in Section 5, "Withdrawal Rights," of the Offer to Repurchase), the Fund, subject to the conditions listed in Section 3, "Certain Conditions of the Offer," of the Offer to Repurchase, will repurchase Common Shares from participating shareholders, in accordance with the terms and conditions specified in the Offer to Repurchase, on a pro rata basis (disregarding fractions), based upon the number of Common Shares duly tendered by or on behalf of each shareholder (and not timely withdrawn); provided that the Fund will exclude from such pro-rata reduction and will accept all Common Shares duly tendered by any shareholder who owns, beneficially or of record, an aggregate of not more than 99 Common Shares and who properly tenders all such Common Shares by means of this Letter of Transmittal. Certificates representing Common Shares tendered but not repurchased will be returned promptly following the termination, expiration or withdrawal of the Offer, without further expense to the participating shareholder. The Fund does not intend to increase the number of Common Shares offered for repurchase, even if more than 1,190,339 Common Shares are tendered by all shareholders in the aggregate.

         9. Special Payment and Delivery Instructions. If certificates for Common Shares not tendered or not repurchased are to be issued in the name of a person other than the person signing this Letter of Transmittal or if such certificates are to be sent to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than that shown above, the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

         10. Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion. Such determinations will be final and binding. The Fund reserves the absolute right to reject any or all tenders determined not to be in proper form or to refuse to accept for payment, repurchase, or pay for, any Common Shares, if, in the opinion of the Fund's counsel, accepting, purchasing or paying for such Common Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer, in whole or in part, or any defect or irregularity in any tender, whether generally or with respect to any particular Share(s) or shareholder(s). The Fund's interpretations of the terms and conditions of the Offer (including these instructions) will be final and binding. No tender of Common Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Fund, the Depositary, the Information Agent or any other person is obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Unless waived, any defects or irregularities must be cured within such time as the Fund determines.

         11. Requests for Assistance and Additional Copies. Requests for assistance should be directed to, and additional copies of the Offer to Repurchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Information Agent at the address set forth at the end of this Letter of Transmittal, or your broker, dealer, commercial bank, trust company, or other nominee.

         12. Backup Withholding. Each participating U.S. Shareholder (as defined in Section 4(F) in the Offer to Repurchase) must provide the Depositary with the shareholder's taxpayer identification number on the enclosed IRS Form W-9, with the required certifications being made under penalties of perjury. If the shareholder is an individual, the taxpayer identification number is his or her social security number. If the Depositary is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding. FAILURE OF A PARTICIPATING U.S. SHAREHOLDER TO PROVIDE THE DEPOSITARY WITH A COMPLETED FORM W-9 WILL RESULT IN A DEFECTIVE SUBMISSION AND THE FUND WILL BE UNABLE TO REPURCHASE SUCH SHAREHOLDER'S COMMON SHARES.

         Each participating Non-U.S. Shareholder (as defined in Section 4(F) in the Offer to Repurchase) must submit a properly executed Certificate of Foreign Status (Form W-8BEN or other appropriate type of Form W-8 along with any required attachment, if any), signed under penalties of perjury, attesting to that person's exempt status. Form W-8BEN and other types of Form W-8 can be found on the IRS website at www.irs.gov. FAILURE OF A PARTICIPATING NON-U.S. SHAREHOLDER TO PROVIDE THE DEPOSITARY WITH THE APPROPRIATE COMPLETED FORM W-8 WILL RESULT IN A DEFECTIVE SUBMISSION AND THE FUND WILL BE UNABLE TO REPURCHASE SUCH SHAREHOLDER'S COMMON SHARES.

         U.S. Shareholders are required to give the Depositary the taxpayer identification number of the record owner of the Common Shares. If the Common Shares are registered in more than one name or are not in the name of the actual owner, consult the instructions provided on the enclosed IRS Form W-9.

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

         13. Odd Lots. As described in Section 1, "Price; Number of Common Shares," of the Offer to Repurchase, the Fund will repurchase Common Shares validly tendered and not properly withdrawn prior to the Expiration Date by any shareholder who owns beneficially or of record an aggregate of not more than 99 Common Shares and who tenders all such Common Shares by means of this Letter of Transmittal. This preference will not be available unless the item captioned "Odd Lots" is completed.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, AT THE APPROPRIATE ADDRESS SET FORTH BELOW.

                        The Depositary for the Offer is:

                         BNY MELLON SHAREOWNER SERVICES

                                                 By Registered, Certified or
          By First Class Mail:           Express Mail, Overnight Courier or by Hand:

     BNY Mellon Shareowner Services             BNY Mellon Shareowner Services
Attn: Corporate Actions Dept., 27th Floor        Attn: Corporate Actions Dept., 27th
              P.O. Box 3301                                 Floor
       South Hackensack, NJ 07606                      480 Washington Boulevard
                                                        Jersey City, NJ 07310


                     The Information Agent for the Offer is:

                         BNY MELLON SHAREOWNER SERVICES

                      480 Washington Boulevard, 27th Floor
                              Jersey City, NJ 07310
                            Toll Free: (800) 777-3674
                          Call Collect: (201) 680-6579

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